SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of report(Date of earliest event reported) May 26,1998


                      Corporate Vision, Inc
       (Exact Name of Registrant as Specified in Charter)


     Oklahoma            0-18824             73-1380820
     (State of          (Commission           (IRS Employer
     Incorporation)      File Number)          Identification No.)


           6202 South Lewis, Suite A, Tulsa, Ok 74136
          (Address of Principal Executive Offices)


Registrant's telephone number, including area code (918) 747-2842




          (Former Address, If Changed Since Last Report)
















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ITEM 5. OTHER EVENTS

Corporate Visiions board of directors announced they have authorized a three hundred (300) for one (1) reverse split of the Company's issued and outstanding stock effective 5/26/98. The board feels this move will position the Company for a more advantageous market price and better overall trading activity of the Company's shares of common stock.


                           SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Corporate Vision, Inc

                                  By: Jack Arnold
                                 Jack Arnold, President, CEO

June 22, 1998